Exhibit 10.17

NUMBER: ONE THOUSAND SEVEN HUNDRED FOUR

MINUTES: ONE THOUSAND SIX HUNDRED SIXTY-ONE

KR–428818

ASSIGNMENT OF RIGHTS IN SUPPORT OF CREDITS

ENTERED INTO BY, ON THE ONE HAND, SCOTIABANK PERU S.A.A., AND, ON THE OTHER HAND, ONCOSALUD S.A.C.; WITH THE INTERVENTION OF MR. CARLOS LEONIDAS AGUILAR OJEDA.

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INTRODUCTION:

IN THE CITY OF LIMA ON JULY TWENTY-ONE (21) TWO THOUSAND TWENTY (2020), BEFORE ME, ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

APPEAR:

MR: JESUS ANTONIO ZAMORA LEON, WHO STATES TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 06505966

MR: JUAN RAFAEL SERVAN ROCHA, WHO STATES TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 08202257 WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF ONCOSALUD S.A.C., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT (Superintendencia Nacional de Aduanas y de Administración Tributaria [National Superintendency of Customs and Tax Administration]) SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER: 20101039910, ADDRESS AT AVENIDA REPUBLICA DE PANAMA NUMBER 4575—INTERIOR 6, DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA; AND WHO STATES TO BE DULY EMPOWERED ACCORDING TO THE POWERS OF ATTORNEY REGISTERED IN ENTRY NUMBER 00558907 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR: CARLOS ALBERTO CORREA BELAUNDE, WHO STATES TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 10219196 MS. YUVIDZA INFANTAS BLAZEVIC, WHO STATES TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 07877305.

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WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF SCOTIABANK PERU S.A.A., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER 20100043140, WITH ADDRESS AT AVE. DIONISIO DERTEANO NUMBER 102, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO DECLARE TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN THE ELECTRONIC ENTRY 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR: CARLOS LEONIDAS AGUILAR OJEDA, WHO STATES TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: EXECUTIVE, AND ADDRESS AT AVENIDA REPUBLICA DE PANAMA NUMBER 4575, INTERIOR 6, URBANIZACION SURQUILLO, DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 09671179, WHO IN THIS ACT PROCEEDS IN HIS OWN RIGHT. I ATTEST TO HAVING IDENTIFIED THE APPEARING PARTIES, WHO PROCEED WITH THE CAPACITY, FREEDOM, AND SUFFICIENT KNOWLEDGE OF THE ACT THEY PERFORM AND WHO ARE PROFICIENT IN THE SPANISH LANGUAGE; ALSO, I HAVE USED THE FINGERPRINT-BASED BIOMETRICS COMPARISON MECHANISM AND RENIEC’S (Registro Nacional de Identificación y Estado Civil [National Civil Registry]) ONLINE CONSULTATION IN COMPLIANCE WITH PARAGRAPH D) OF ARTICLE 54, AND ARTICLE 55 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY ACT, AS AMENDED BY LEGISLATIVE DECREES No. 1350 AND No. 1232 RESPECTIVELY, RECORDING IN A PUBLIC DEED THE MINUTES SIGNED AND AUTHORIZED, WHICH I FILE IN ITS RESPECTIVE FILE, AND THE WORDING OF WHICH IS AS FOLLOWS:

MINUTES: NOTARY:

PLEASE ISSUE IN YOUR REGISTRY OF PUBLIC DEEDS AN ASSIGNMENT OF RIGHTS AGREEMENT IN SUPPORT OF CREDITS (HEREINAFTER, THE “ASSIGNMENT AGREEMENT”) THAT WAS ENTERED BY AND BETWEEN SCOTIABANK PERU S.A.A., HEREINAFTER REFERRED TO AS THE BANK, REPRESENTED BY THE CIVIL SERVANTS SIGNING THIS DOCUMENT; AND THE CLIENT, WHOSE GENERAL LEGAL INFORMATION IS INDICATED AT THE END OF THIS DOCUMENT. MR. CARLOS LEONIDAS AGUILAR OJEDA WHOSE GENERAL EGAL INFORMATION IS INDICATED AT THE END OF THIS DOCUMENT, INTERVENES AS CUSTODIAN, WHO HEREINAFTER WILL BE REFERRED TO AS THE CUSTODIAN. THIS AGREEMENT IS GOVERNED BY THE FOLLOWING CLAUSES:

FIRST.

THE PARTIES.

THE BANK IS AN ENTITY BELONGING TO THE NATIONAL FINANCIAL SYSTEM THAT OPERATES IN ACCORDANCE WITH THE PROVISIONS OF THE GENERAL LAW OF THE FINANCIAL SYSTEM AND THE INSURANCE SYSTEM AND ORGANIZATION OF THE SUPERINTENDENCE OF BANKING AND INSURANCE, LAW NO. 26702 AND OTHER RELEVANT REGULATIONS.

THE CLIENT IS AN ENTITY INCORPORATED IN ACCORDANCE WITH THE LAW THAT IN THE LEGITIMATE DEVELOPMENT OF ITS ACTIVITIES RECEIVES VARIOUS CAPITAL DERIVED FROM CREDIT RIGHTS WITH ITS RESPECTIVE CLIENTS.

SECOND.

BACKGROUND.

THE BANK HAS GRANTED THE CLIENT CREDIT UNDER THE FINANCIAL LEASING AGREEMENT DATED FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), (THE “FINANCIAL LEASE AGREEMENT”), UP TO THE SUM MENTIONED IN ANNEX NO. 1 OF THIS DOCUMENT, WHICH WHEN SIGNED BY BOTH PARTIES FORMS AN INTEGRAL PART THEREOF.

UNLESS INDICATED OTHERWISE, THE TERM “ACTIVATION DATE” USED IN THIS AGREEMENT SHALL HAVE THE MEANING INDICATED IN THE FINANCIAL LEASE AGREEMENT DESCRIBED IN PARAGRAPH A) OF THIS CLAUSE.”

THIRD.

OBJECTIVE OF THE ASSIGNMENT.

BY MEANS OF THIS AGREEMENT, THE CLIENT ASSIGNS TO THE BANK ITS CAPITAL AND CREDIT RIGHTS ARISING FROM THE COMMERCIAL RELATIONSHIPS IT HAS WITH ITS VARIOUS CLIENTS DERIVED FROM THE OPERATION OF THE FUTURE CHICLAYO CLINIC (HEREINAFTER, “ASSIGNED DEBTORS”) UP TO THE SUM EQUIVALENT TO THIRTY PERCENT (30%) OF TOTAL ANNUAL SALES; SUCH RIGHTS ARE EVIDENCED IN INVOICES, AND/OR PURCHASE ORDERS, AGREEMENT, AS WELL AS IN ANY PAYMENT RECEIPT (PHYSICAL OR ELECTRONIC), OR OTHER REPRESENTATIVE DEBT DOCUMENT AND OTHER DATA DETAILED IN ANNEX NO. 1. IN ADDITION, THE TOTAL AMOUNTS OF THE RIGHTS ASSIGNED MUST REPRESENT A MINIMUM DEBT COVERAGE INDEX OF 1.00X IN THE YEARS 2021 AND 2022 AND 1.20X IN THE YEARS 2023 TO 2026. IN THE EVENT THAT DURING THE FIRST CALENDAR YEAR OF CAPITAL AMORTIZATIONS INCLUDING THE FIRST TWELVE CAPITAL AMORTIZATION INSTALLMENTS, THE DEBT COVERAGE INDEX DOES NOT COVER THE RATIO OF 1.00X, SAID RATIO MAY BE COMPLETED BY ASSIGNING CAPITAL AND CREDIT RIGHTS FROM OTHER CLINICS OPERATED BY THE CLIENT UP TO THE PERCENTAGE NECESSARY TO COMPLY WITH THE DEBT COVERAGE INDEX.

FOR THE PURPOSES OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, ANNUAL SALES MUST BE DETERMINED ON EACH OPERATIONS COMMENCEMENT ANNIVERSARY DATE OF THE CHICLAYO CLINIC. THE DEBT COVERAGE INDEX MUST BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF ANNEX 2 OF THIS AGREEMENT.

THIS ASSIGNMENT OF RIGHTS IS INTENDED TO SUPPORT ALL OBLIGATIONS ASSUMED BY THE CLIENT WITH THE BANK UNDER THE FINANCIAL LEASE AGREEMENT.

THE CLIENT GUARANTEES THE EXISTENCE AND ENFORCEABILITY OF THE ASSIGNED CAPITAL AND CREDIT RIGHTS, WITH IT BEING UNDERSTOOD THAT THIS ASSIGNMENT IS MADE PRO-SOLVENT. IN THIS REGARD, IT IS EXPRESSLY AGREED THAT THIS ASSIGNMENT DOES NOT RELIEVE THE CLIENT OF ANY ASSUMED OBLIGATIONS WITH THE BANK.

THE BANK, FOR ITS PART, UNDERTAKES TO APPLY THE FUNDS DELIVERED BY THE CLIENT, THE CUSTODIAN OR THE DEBTOR ITSELF OF THE ASSIGNED RIGHTS, TO AMORTIZE THE CREDIT GRANTED TO THE CLIENT UNDER THE FINANCIAL LEASE AGREEMENT.

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FOURTH.

COLLECTION OF THE ASSIGNED RIGHTS.

THE BANK ENTRUSTS THE CLIENT AND THE CUSTODIAN, AND THEY EXPRESSLY ACCEPT, THE EFFECTIVE COLLECTION OF THE AFOREMENTIONED ASSIGNED CREDITS. THE AMOUNTS OF SAID COLLECTIONS SHALL BE UNDERSTOOD TO BE DELIVERED TO THE BANK ONCE THEY HAVE BEEN DEPOSITED IN ACCOUNT (CURRENT/SAVINGS) NO. 086-1030231, WHOSE FUNDS WILL BE APPLIED TO THE AMORTIZATION AND/OR CANCELLATION OF THE OBLIGATIONS OF THE CLIENT DERIVED FROM THE FINANCIAL LEASE AGREEMENT IN ACCORDANCE WITH WHAT IS INDICATED IN THE PAYMENT SCHEDULES. IN THE EVENT THAT THERE ARE NO OUTSTANDING FEES, THE FUNDS AVAILABLE IN SAID ACCOUNT WILL BE FREELY AVAILABLE TO THE CLIENT.

SINCE COLLECTION IS ENTRUSTED TO THE CLIENT, IT IS NOT NECESSARY FOR THIS ASSIGNMENT TO BE COMMUNICATED TO THE ASSIGNED DEBTORS. NEVERTHELESS, THE BANK MAY AT ANY TIME COMMUNICATE THIS ASSIGNMENT AGREEMENT TO THE ASSIGNED DEBTORS, EXERCISING COLLECTION DIRECTLY, IN WHICH CASE THE CLIENT MUST DELIVER AT THE BANK’S REQUEST THE INSTRUMENTS THAT PROVE THE EXISTENCE OF THE RESPECTIVE OBLIGATIONS.

FIFTH.

OBLIGATIONS OF THE CUSTODIAN.

BOTH PARTIES ALSO AGREE THAT, FOR THE PURPOSE OF THE PROVISIONS OF THE PRECEDING CLAUSE, THE INVOICES, AS WELL AS ANY INSTRUMENT THAT ACCREDITS OR CONTAINS THE ASSIGNED RIGHTS, WILL BE DELIVERED AS A DEPOSIT TO THE CUSTODIAN, WHOSE GENERAL LAWS ARE INDICATED AT THE END OF THIS DOCUMENT.

BOTH THE CLIENT AND THE CUSTODIAN ASSUME JOINT AND SEVERAL LIABILITY WITH THE BANK FOR THE DOCUMENTS THAT THE CUSTODIAN WILL RECEIVE IN DEPOSIT, SO THAT THEY ARE NOT HARMED IN THE CORRESPONDING CASES. LIKEWISE, THEY JOINTLY AND SEVERALLY ASSUME RESPONSIBILITY FOR THE MONEY RESULTING FROM THE COLLECTION OF THE ASSIGNED RIGHTS ENTRUSTED TO THE CLIENT; AMOUNTS THAT MUST BE DELIVERED TO THE BANK IMMEDIATELY AFTER THEIR COLLECTION, UNDER LIABILITY IN ACCORDANCE WITH THE CRIMINAL RULES APPLICABLE TO THE CUSTODIAN. THE BANK MAY ALSO REQUIRE THE CLIENT OR THE CUSTODIAN, AT ANY TIME, TO RETURN THE INSTRUMENTS REPRESENTING THE ASSIGNED RIGHTS.

SIXTH.

GUARANTEES OR COLLATERALS.

THE CLIENT AND THE CUSTODIAN STATE THAT ANY GUARANTEE, ACTUAL OR PERSONAL, THAT, IN ADDITION TO THIS ASSIGNMENT OF RIGHTS, THEY HAVE GRANTED TO THE BANK OR THAT THEY GRANT HEREINAFTER IN SUPPORT OF THE OBLIGATIONS ASSUMED UNDER THE FINANCIAL LEASE AGREEMENT, WILL ALSO GUARANTEE THE OBLIGATIONS ASSUMED IN THIS ASSIGNMENT AGREEMENT BY THE CLIENT AND THE CUSTODIAN.

SEVENTH.

JURISDICTION AND COMPETENCE.

IN THE EVENT OF ANY DIFFERENCE OR DISCREPANCY BETWEEN THE CLIENT AND THE BANK RELATING TO THE INTERPRETATION OR EXECUTION OF THIS ASSIGNMENT AGREEMENT, THE PARTIES AGREE TO SUBMIT TO THE JURISDICTION AND COMPETENCE OF THE JUDGES AND COURTS OF THE CAPITAL OF THE JUDICIAL DISTRICT WHERE THIS ASSIGNMENT AGREEMENT IS SIGNED.

EIGHTH.

ADDRESS OF THE PARTIES.

FOR ALL LEGAL PURPOSES RELATED TO THIS ASSIGNMENT AGREEMENT, THE PARTIES INDICATE AS THEIR ADDRESSES THOSE RESPECTIVELY INDICATED IN THE INTRODUCTION HEREOF, UNLESS THERE IS A CHANGE IN ADDRESS COMMUNICATED IN A TIMELY MANNER BY MEANS OF A NOTARIZED DOCUMENT TO THE OTHER PARTY, PLACES WHERE THE JUDICIAL OR EXTRAJUDICIAL COMMUNICATIONS AND NOTIFICATIONS OF THE CASE WILL BE SENT.

LIMA, FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY)

THE BANK: SCOTIABANK PERU S.A.A.

TIN No. 20100043140

ADDRESS: AV. DIONISIO DERTEANO 102, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA

REPRESENTATIVES: CARLOS ALBERTO CORREA BELAUNDE, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 10219196 AND YUVIDZA INFANTAS BLAZEVIC, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 07877305.

POWERS OF ATTORNEY REGISTERED IN ELECTRONIC ENTRY NO. 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF T LIMA.

AN ILLEGIBLE SIGNATURE BELOW.

SCOTIABANK PERU S.A.A.

BY CARLOS ALBERTO CORREA BELAUNDE AN ILLEGIBLE SIGNATURE BELOW. SCOTIABANK PERU S.A.A. BY YUVIDZA INFANTAS BLAZEVIC THE CLIENT: ONCOSALUD S.A.C. TIN No. 20101039910
ADDRESS: AVENIDA REPUBLICA DE PANAMA NO. 4575, INTERIOR 6, URBANIZACION SURQUILLO, DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA.
REPRESENTATIVE(S): JESUS ANTONIO ZAMORA LEON, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 06505966 AND JUAN RAFAEL SERVAN ROCHA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 08202257.
POWERS OF ATTORNEY REGISTERED IN ELECTRONIC ENTRY NO. 00558907 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.
AN ILLEGIBLE SIGNATURE BELOW. ONCOSALUD S.A.C. BY JESUS ANTONIO ZAMORA LEON AN ILLEGIBLE SIGNATURE BELOW. ONCOSALUD S.A.C. BY JUAN RAFAEL SERVAN ROCHA
THE CUSTODIAN: NAME: CARLOS LEONIDAS AGUILAR OJEDA NATIONAL IDENTITY DOCUMENT No. 09671179

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ADDRESS: AVENIDA REPUBLICA DE PANAMA N° 4575, INTERIOR 6, URBANIZACION SURQUILLO, DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA.

AN ILLEGIBLE SIGNATURE BELOW.

THE CUSTODIAN
CARLOS LEONIDAS AGUILAR OJEDA

THIS MINUTES HAS BEEN AUTHORIZED BY DR. JULISA DEL CARMEN VASQUEZ PASACHE, LAWYER, REGISTERED IN THE LIMA BAR ASSOCIATION UNDER NUMBER: 58641.- AN ILLEGIBLE SIGNATURE.

INSERT. ANNEX No. 1. THE LOAN-BACKING ASSIGNMENT AGREEMENT

•  CLIENT: ONCOSALUD S.A.

•  CLIENT’S ACTIVITY: ONCOLOGY SERVICES AND DEVELOPMENT OF ONCOLOGICAL PROGRAMS.

•  AMOUNT OF THE LOAN TO BE GRANTED: UP TO S/ 100,000,000.00 (ONE HUNDRED MILLION AND 00/100 SOLES)

•  LOAN MODALITY: LEASING

LIST OF ASSIGNED RIGHTS No. ASSIGNED DEBTOR. TITLE OR DOCUMENT (NUMBER AND DETAILS OF OBLIGATION). AMOUNT / PERCENTAGE

1.                              PATIENTS/CLIENTS WHO RECEIVE ONCOLOGY OR HEALTH SERVICES OR ACQUIRE THE PRODUCTS DERIVED FROM ONCOSALUD S.A. IN THE CHICLAYO CLINIC.                              RECEIPTS AND/OR INVOICES OR ANY OTHER PROOF OF PAYMENT ISSUED FROM THE ONCOLOGY OR HEALTH SERVICE OR FROM THE SALE OF ONCOSALUD S.A. PRODUCTS IN THE CHICLAYO CLINIC.                          AS SPECIFIED IN THE THIRD CLAUSE, THE TOTAL AMOUNT OF THE ASSIGNED RIGHTS WILL CORRESPOND TO 30% OF THE ANNUAL SALES, IN ADDITION TO COMPLYING WITH A DEBT COVERAGE INDEX.

•  THE BANK RESERVES THE RIGHT TO MAKE USE OR DISBURSE THE APPROVED LOANS BACKED BY THIS ASSIGNMENT OF RIGHTS, WHEN THERE ARE JUSTIFIED REASONS FOR SUCH A MEASURE.

IN THE EVENT THAT THERE ARE RESTRICTIONS ON THE ASSIGNMENT OF RIGHTS, CLAIMS OR INVOICES DETAILED ABOVE IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 1210 OF THE CIVIL CODE, WHEN SUCH FINANCIAL CLAIMS HAVE BEEN EXPRESSED IN AN AGREEMENT BETWEEN THE CLIENT AND THE DEBTOR, IT MUST BE UNDERSTOOD THAT THIS ASSIGNMENT CORRESPONDS TO THE CAPITAL THAT THE CLIENT RECEIVES FROM THE COLLECTION OF SUCH FINANCIAL CLAIMS, THE LATTER MAINTAINING AS WELL AS THE CUSTODIAN, THEIR OBLIGATIONS AND RESPONSIBILITIES TO THE BANK.

THIS ANNEX FORMS AN INTEGRAL PART OF THE LOAN-BACKING ASSIGNMENT AGREEMENT THAT THE CLIENT HAS SIGNED WITH THE BANK.

LIMA, FEBRUARY 3, 2020 AN ILLEGIBLE SIGNATURE BELOW. ONCOSALUD S.A.C. BY JESUS ANTONIO ZAMORA LEON

AN ILLEGIBLE SIGNATURE BELOW.

ONCOSALUD S.A.C.

BY JUAN RAFAEL SERVAN ROCHA

AN ILLEGIBLE SIGNATURE BELOW.

SCOTIABANK PERU S.A.A.

BY CARLOS ALBERTO CORREA BELAUNDE

AN ILLEGIBLE SIGNATURE BELOW.

SCOTIABANK PERU S.A.A.

BY YUVIDZA INFANTAS BLAZEVIC

AN ILLEGIBLE SIGNATURE BELOW.

THE CUSTODIAN

CARLOS LEONIDAS AGUILAR OJEDA

INSERT ANNEX No. 2. FINANCIAL DEFINITIONS

(I) DEBT COVERAGE INDEX / DEBT SERVICE RATIO (DSR): THE CALCULATION OF THIS RATIO SHALL BE MADE IN ACCORDANCE WITH THE FOLLOWING FORMULA:

DSR = (EBITDA) / (CPLTD * G.F.)

(II) (EBITDA): REPRESENTS THE OPERATING MARGIN OR PROFIT OF THE COMPANY BEFORE DEDUCTING INTEREST, AMORTIZATIONS OR DEPRECIATIONS AND INCOME TAX; AND, THE FOLLOWING FORMULA WILL BE USED FOR ITS CALCULATION:

EBITDA = NET SALES * OTHER INCOME - COST OF SALES - ADMINISTRATIVE AND SALES EXPENSES * DEPRECIATION + AMORTIZATION OF INTANGIBLES (*) - OTHER EXPENSES

TO CALCULATE THE EBITDA (AS WELL AS ITS COMPONENTS) AND FINANCIAL EXPENSES, THE CAPITAL OF THE CORRESPONDING ACCOUNTS SHOULD BE CONSIDERED AS HAVING ACCUMULATED OVER THE LAST 12 MONTHS FROM THE CUT-OFF DATE OF THE FINANCIAL STATEMENTS UNDER EVALUATION.

THE ADDITION OF EXPENSES FOR (A) DEPRECIATION AND (B) AMORTIZATION OF INTANGIBLES SHALL BE MADE PROVIDED THAT SAID EXPENSES HAVE BEEN PREVIOUSLY INCLUDED WITHIN THE:

(I) COSTS OF SALES AND/OR (II) ADMINISTRATIVE AND SALES EXPENSES IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. OTHERWISE, SUCH ADDITION SHALL BE OMITTED.

(II) FINANCIAL EXPENSES (F.E): IT CORRESPONDS TO THE SET OF FINANCIAL EXPENSES INCURRED IN THE LAST 12 MONTHS BY THE CLIENT EXCLUDING THE FINANCIAL INCOME AND THE PROFIT OR LOSS FOR EXCHANGE DIFFERENCES. ACCORDING TO THE CORRESPONDING FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH THE GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.
(IV) OTHER INCOME: ALL MONETARY INCOME OF A RECURRING NATURE, WHICH IS DERIVED FROM THE NATURE OF THE BUSINESS AND WHICH HAS NOT BEEN INCLUDED IN SALES, SUCH AS BUT NOT LIMITED TO, DRAWBACK INCOME OR MISCELLANEOUS COMMISSIONS.
(V) OTHER REVENUES: ALL MONETARY EXPENDITURES OF A RECURRING NATURE, ARISING FROM THE NATURE OF THE BUSINESS AND NOT INCLUDED IN THE COSTS.

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(III) CURRENT PORTION OF LONG-TERM DEBT (CPLTD): SHALL INCLUDE ALL CAPITAL PAYMENTS (DEPRECIATIONS) CORRESPONDING TO ANY DEBT, THE PAYMENT OBLIGATION OF WHICH IS SCHEDULED FOR THE NEXT TWELVE (12) MONTHS, AS OF THE CUT-OFF DATE OF THE FINANCIAL STATEMENTS UNDER EVALUATION. THIS DEFINITION APPLIES TO THE CURRENT PORTION OF ANY DEBT THAT COMES FROM OR HAS COME FROM A PAYMENT SCHEDULE GREATER THAN OR EQUAL TO TWELVE MONTHS (BOTH WITH SUPPLIERS IN GENERAL, SUNAT, AND WITH FINANCIAL INSTITUTIONS).

CONCLUSION.

THIS DEED BEGINS ON SERIAL PAGE NUMBER 9848531 AND ENDS ON SERIAL PAGE NUMBER 9848535.

HAVING FORMALIZED THE INSTRUMENT, AND IN ACCORDANCE WITH ARTICLE 27 OF LEGISLATIVE DECREE NUMBER 1049, NOTARY ACT, I HEREBY STATE FOR THE RECORD THAT THE INTERESTED PARTIES WERE INFORMED OF ITS LEGAL EFFECTS; THE APPEARING PARTIES READ IT, AFTER WHICH THEY AFFIRMED AND RATIFIED IT IN TERMS OF ITS CONTENT, SIGN IT, AND DECLARE THAT IT IS A VALID AND TRUE ACT, AND ALSO STATE TO KNOWN THE BACKGROUND AND/OR TITLES GIVING RISE TO THIS INSTRUMENT, AND RECOGNIZE AS THEIR OWN THE SIGNATURES OF THE ORIGINAL MINUTES; THE GRANTORS GIVE THEIR EXPRESS CONSENT FOR THE PROCESSING OF THEIR PERSONAL DATA AND THE PURPOSE GIVEN TO IT IN ACCORDANCE WITH THE PROVISIONS OF LAW 29733 AND ITS REGULATIONS.

I HEREBY STATE FOR THE RECORD THAT IN GRANTING THIS PUBLIC DEED, MEASURES OF CONTROL AND DILIGENCE ON THE PREVENTION OF MONEY LAUNDERING HAVE BEEN TAKEN, INCLUDING THE IDENTIFICATION OF THE FINAL BENEFICIARY IN ACCORDANCE WITH PARAGRAPH K) OF ARTICLE 59 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY ACT, AS AMENDED BY LEGISLATIVE DECREE No. 1232, TO ALL OF WHICH I ATTEST. JUAN RAFAEL SERVAN ROCHA, JESUS ANTONIO ZAMORA LEON, SIGN IN REPRESENTATION OF ONCOSALUD S.A.C. ON FEBRUARY FIVE, TWO THOUSAND TWENTY, WITH TWO FINGERPRINTS; CARLOS LEONIDAS AGUILAR OJEDA, SIGNS ON HIS OWN BEHALF ON FEBRUARY FOUR, TWO THOUSAND TWENTY, WITH ONE FINGERPRINT; CARLOS ALBERTO LEASH BELAUNDE, YUVIDZA INFANTAS BLAZEVIC, SIGN IN REPRESENTATION OF SCOTIABANK PERU S.A. ON FEBRUARY SIX, TWO THOUSAND TWENTY, WITH TWO FINGERPRINTS. AFTER THE SIGNING PROCESS, I, ALFREDO PAINO SCARPATI, NOTARY OF LIMA, SIGN THIS INSTRUMENT ON AUGUST TEN TWO THOUSAND TWENTY.